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                                                 [CLAYTON UTZ LOGO]

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MACQUARIE SECURITISATION LIMITED
ABN 16 003 297 336
Manager

DEUTSCHE BANK AG
ABN 13 064 165 162
Party A

PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827
Party B


ISDA MASTER AGREEMENT
THE PUMA FUND



                               [CLAYTON UTZ LOGO]
                                     LAWYERS
          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                  OUR REF - 801/1537356 CONTACT - NINIAN LEWIS


            SYDNEY o MELBOURNE o BRISBANE o PERTH o CANBERRA o DARWIN

  Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                         DATED AS OF       2003 BETWEEN

                        MACQUARIE SECURITISATION LIMITED
                               ABN 16 003 297 336
                                   ("MANAGER")

                                       AND

                                DEUTSCHE BANK AG
                               ABN 13 064 165 162
                                   ("PARTY A")

                                       AND

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                               ABN 86 000 431 827
                       AS TRUSTEE OF THE VARIOUS SUB-FUNDS
               FROM TIME TO TIME ESTABLISHED UNDER THE TRUST DEED
                                   ("PARTY B")

PART 1.  TERMINATION PROVISIONS.

In this Agreement:

(a)      "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b)      The definition of "SPECIFIED TRANSACTION" is not applicable.

(c) (i) The following provisions of Section 5 will not apply to Party A:

                Section 5(a)(ii)             Section 5(a)(v)
                Section 5(a)(iii)            Section 5(a)(vi)
                Section 5(a)(iv)             Section 5(b)(iv)

         (ii)   The following provisions of Section 5 will not apply to Party B:

                Section 5(a)(ii)             Section 5(a)(v)
                Section 5(a)(iii)            Section 5(a)(vi)
                Section 5(a)(iv)             Section 5(b)(iv)

         (iii) Section 5(b)(ii) will apply to Party A as the Affected Party but is subject to Parts 5(4)(b) and 5(5)(d) of this Schedule.
                Section 5(b)(iii) will not apply to Party A as the Burdened
                Party.

(d) The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A or Party B.

(e)      PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
         Agreement:

         (i)    Market Quotation will apply; and

         (ii)   the Second Method will apply.

(f) ["TERMINATION CURRENCY" means, unless otherwise specified in the Confirmation in relation to the Transaction:

         (i) in relation to a Transaction which is a Currency Swap, US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars; and

         (ii)   in relation to all other Transactions, Australian Dollars.]

(g) "ADDITIONAL TERMINATION EVENT" applies. The following is an Additional Termination Event in respect of the Transactions of the relevant Sub-Fund in relation to which both Party A and Party B are Affected
         Parties:

         "An Event of Default, as defined in the Security Trust Deed in relation to the relevant Sub-Fund, occurs and the Security Trustee shall have been directed in accordance with and subject to the Security Trust Deed to declare, or has declared, the Relevant Notes in relation to the Transaction immediately due and payable in accordance with the Security Trust Deed."

PART 2.  TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

         PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
         Agreement:

         Party A makes the following representation when acting through its New York Office:

         Each payment received or to be received by it under each Transaction will be effectively connected with its conduct of a trade or business in the United States.

         Party B makes the following representation when transacting with Party A acting through its New York Office:

         It is a "foreign trust" for United States tax purposes.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)      TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER              FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
DOCUMENT
Party A and Party B                    Any document or certificate reasonably       As soon as reasonably
                                       required or reasonably requested by a        practicable following a
                                       party in connection with its                 request by a party.
                                       obligations to make a payment under
                                       this Agreement which would enable that
                                       party to make the payment free from
                                       any deduction or withholding for or on
                                       account of Tax or which would reduce
                                       the rate at which deduction or
                                       withholding for or on account of Tax
                                       is applied to that payment (including
                                       where Party A is acting through its
                                       New York Office, and without
                                       limitation, any United States Form
                                       W-8BEN or other relevant United States
                                       tax form).

(b)      OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER              FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
DOCUMENT
Party A, Party B and the Manager       A certificate specifying the names,          On the execution of this
                                       title and specimen signatures of the         Agreement and each
                                       persons authorised to execute this           Confirmation, unless that
                                       Agreement and each Confirmation or           certificate has already been
                                       other communication in writing made          supplied and remains true and
                                       pursuant to this Agreement on its            in effect, and when the
                                       behalf.                                      certificate is updated.

Manager                                A certified copy to Party A of the           Not less than 5 Business Days
                                       Trust Deed and a certified copy to           (or such lesser period as
                                       Party A of any document that amends          Party A agrees to) before the
                                       in any way the terms of the Trust Deed.      Trade Date of the first
                                                                                    occurring Transaction and in
                                                                                    the case of any amending
                                                                                    documents entered into
                                                                                    subsequent to that date,
                                                                                    promptly after each amending
                                                                                    document (if any) has been
                                                                                    entered into.

Manager                                A certified copy to Party A of each          Not less than 5 Business Days
                                       Sub-Fund Notice and Security Trust           (or such lesser period as
                                       Deed in relation to a                        Party A agrees to) before

                                                                               3

                                       Sub-Fund created after the date of this      the Trade Date of the first
                                       Agreement and each other Transaction         occurring Transaction entered
                                       Document in relation to such a Sub-Fund      into by Party B as trustee of
                                       as is reasonably requested by Party A        the Sub-Fund and in the case
                                       and (without limiting any obligation         of any amending documents
                                       Party B may have to notify Party A of        entered into subsequent to
                                       amendments thereto) a certified copy to      that date, promptly after each
                                       Party A of any document that amends in       amending document (if any) has
                                       any way the terms of that Sub-Fund           been entered into.
                                       Notice or Security Trust Deed or the
                                       terms of any such Transaction Document.

Manager                                A certified copy to Party A of the           Not less than 5 Business Days
                                       terms and conditions of the Relevant         (or such lesser period as
                                       Notes in relation to each Transaction        Party A agrees to) before the
                                       (if any) and (without limiting any           Trade Date of that Transaction
                                       obligation Party B may have to notify        and in the case of any
                                       Party A of amendments thereto) a             amending documents entered
                                       certified copy to Party A of any             into subsequent to that date,
                                       document that amends in any way those        promptly after each amending
                                       terms and conditions.                        document (if any) has been
                                                                                    entered into.

Party A                                A certified copy to Party B and the          Not less than 5 Business Days
                                       Manager of each Credit Support               (or such lesser period as
                                       Document (if any) specified in respect       Party B and the Manager agree
                                       of Party A and (without limiting any         to) before the Trade Date of
                                       obligation Party A may have under the        the first occurring
                                       terms of that Credit Support Document        Transaction and in the case of
                                       to notify Party B or the Manager of          any amending documents entered
                                       amendments thereto) a certified copy         into subsequent to that date,
                                       to Party B and the Manager of any            promptly after each amending
                                       document that amends in any way the          document (if any) has been
                                       terms of that Credit Support Document.       entered into.

All documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party, has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices or communications to PARTY A:

         All notices to Party A under Sections 5 or 6 of this Agreement (other than Section 5(a)(i)) shall be sent to:

         Deutsche Bank AG, Head Office
         Taunusanlage 12

         60262 Frankfurt
         GERMANY
         Attention:      Legal Department
         Telex No.:      411836 or 416731 or 41233
         Answerback:     DBF-D

         Unless otherwise specified in the Confirmation for the relevant Transaction, all other notices to Party A shall be sent directly to:

         Address:                Level 18, 225 George Street
                                 Sydney NSW 2000

         Attention:              Global Markets Operations

         Facsimile No.:          +612 9258 3725

         Address for notices or communications to PARTY B:

         Address:                Perpetual Trustees Australia Limited
                                 Level 3
                                 39 Hunter Street
                                 Sydney  NSW  2000
                                 AUSTRALIA

         Attention:              Manager, Securitisation Services

         Facsimile No.:          + 612 9221 7870

         Additionally, a copy of all notices as well as any changes to Party A's address, telephone number or facsimile number must be sent to:

         Address:                Macquarie Securitisation Limited
                                 Level 22
                                 20 Bond Street
                                 Sydney  NSW  2000
                                 AUSTRALIA

         Attention:              The Manager: PUMA Programme

         Facsimile No.:          + 612 8232 4755

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:         Deutsche Bank AG,
                                                        Sydney Branch Level
                                                        18, 225 George Street
                                                        Sydney NSW 2000.

         Party B appoints as its Process Agent:   not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is a Multibranch Party and may act through the following offices: London, New York and Sydney Branches and Frankfurt Head Office.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.

         The Calculation Agent in relation to each Transaction is:

         (i) in respect of all notices, determinations and calculations in respect of amounts denominated in US$, Party A; and

         (ii) in respect of all other notices, determinations and calculations, the Manager,

         unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         (i)    In relation to Party A: Nil

         (ii) In relation to Party B: in relation to the Transactions of a Sub-Fund, the Security Trust Deed in relation to that Sub-Fund.

(g)      CREDIT SUPPORT PROVIDER.

         (i)    In relation to Party A: Nil

         (ii)   In relation to Party B: Nil

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

         "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and".

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply in respect of all Transactions (entered into by Party B as trustee of the same Sub-Fund and by Party A through the same Office).

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) each of Party A, Party B and the Manager is deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(1)      PAYMENTS:  In Section 2:

         (a)    In Section 2(a)(i) add the following sentence:

                "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

         (b) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

                ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency".

         (c)    Insert a new paragraph (iv) in Section 2(a) immediately after
                Section 2(a)(iii) as follows:

                "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i)."

         (d)    Insert a new paragraph (v) in Section 2(a) immediately after
                Section 2(a)(iv) as follows:

                "(v)    Where

                        (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                        (2) the Security Trust Deed in relation to the relevant Sub-Fund has become, and remains at that time, enforceable,

                        then Party A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                        (3)    the Party B Payment; or

                        (4) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

         (e)    Add the following new sentence to Section 2(b):

                "Each new account so designated shall be in the same tax jurisdiction as the original account."

         (f)    In Section 2(d):

                (i) the words "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)" are deleted where they appear in Section 2(d)(ii)(1); and

                (ii)    section 2(d)(i)(4) is deleted in its entirety,

                provided that, notwithstanding the foregoing, Section 2(d)(i)(4) and Section 2(d)(ii) will apply without any amendment with respect to any payment by Party B to Party A of interest on any amount calculated as being due by Party B in respect of any Early Termination Date in respect of any Transaction under
                Section 6(e) to the extent that payment of such amount is delayed by the operation of Part 5(5)(f).

(2)      REPRESENTATIONS:  In Section 3:

         (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1959 (Cth)), section 13A(3) of the Banking Act, 1959 (Cth) or any other analogous provision under any law applicable to a party.";

         (b) the second line of Section 3 is amended by inserting after the words "is entered into" the words "or novated" and by inserting "3(g), 3(h), 3(i) and 3(j)" after the words "Section 3(f)";

         (c)    insert the following new paragraphs (g), (h), (i) and (j) in
                Section 3 immediately after Section 3(f):

                "(g) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                        (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the relevant Sub-Fund), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                        (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                        (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

                (h) SUB-FUND. By Party B, in respect of Party B only, in its capacity as trustee of the relevant Sub-Fund in respect of each Transaction:

                        (i) SUB-FUND VALIDLY CREATED. The Sub-Fund has been validly created and is in existence at the date of this Agreement.

                        (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Sub-Fund and is presently the sole trustee of the Sub-Fund.

                        (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Sub-Fund.

                        (iv) POWER. It has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in relation to the Sub-Fund in its capacity as trustee of the Sub-Fund.

                        (v) GOOD TITLE. It is the lawful owner of the assets of the Sub-Fund and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed in relation to the Sub-Fund and, subject only to that Security Trust Deed and any Security Interest permitted under that Security Trust Deed, those assets are free of all other

                               Security Interests (except for Party B's right of indemnity out of the assets of the Sub-Fund).

                (i) NON-ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under a Security Trust Deed.

                (j) CONTRACTING AS PRINCIPAL. Each Transaction is entered into by that party as principal and not otherwise."

         (d)    insert the following paragraph at the end of Section 3:

                "Party B may notify Party A, the Manager and each Current Rating Authority in relation to a Sub-Fund of any circumstance which may arise from time to time of which it becomes aware and which would constitute a breach of any representation or warranty contained in this Section 3. In the event that Party B makes such notification, the relevant representation or warranty to which the notification relates will be deemed not to be repeated by Party B on each date on which a Transaction is entered into or novated (or in the case of the representations in Section 3(f),(g),(h), (i) and (j) at any time) after the date of such notification."

(3)      EVENT OF DEFAULT:  In Section 5(a):

         (a) FAILURE TO PAY OR DELIVER: delete paragraph (i) and replace it with the following:

                "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth day after notice of such failure is given to the party;"

         (b)    CONSEQUENTIAL AMENDMENTS:

                (i)     delete "or" at the end of Section 5(a)(vii); and

                (ii) replace the full stop at the end of Section 5(a)(viii) with "; or"; and

         (c)    DOWNGRADE OBLIGATIONS: insert the following new paragraph (ix):

                "(ix) DOWNGRADE OBLIGATIONS. In respect of Party A only, Party A fails to comply with Part 5(21) if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the Manager may agree and which the Current Rating Authorities confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions) after notice of such failure is given to Party A.".

(4)      TERMINATION EVENTS:

         (a) ILLEGALITY: In respect of each Currency Swap, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that following the occurrence of such event:

                (i) neither Party A nor Party B will be entitled to designate an Early

                        Termination Date in respect of that Currency Swap as a result of that event occurring;

                (ii) payment by Party B in accordance with Part 5(1) of the Schedule or the Confirmation will continue to constitute proper performance of its payment obligations in respect of that Currency Swap; and

                (iii) Party A's obligations in respect of that Currency Swap or this Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event,

                but nothing in this Part 5(4)(a) limits the rights of Party A or Party B in relation to any other Termination Event or Event of Default resulting from such event including any rights of Party A or Party B arising as a result of a failure by Party A or Party B to make any payment in accordance with this Agreement.

         (b)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                (i) Subject to Section 6(b)(ii), Party A may designate an Early Termination Date in respect of a Transaction if it is an Affected Party following a Tax Event only if the Manager or the Relevant Note Trustee (if any) in relation to the Transaction has notified the parties in writing that it is satisfied that all amounts owing to the Relevant Noteholders in respect of the Transaction are capable of being paid in full on the date on which the Relevant Notes in respect of the Transaction are to be redeemed.

                (ii) If a Tax Event in respect of a Transaction occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement in respect of the Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement in respect of the Transaction to any person approved by the Manager (which approval must not be unreasonably withheld) provided that each Current Rating Authority in relation to the relevant Sub-Fund has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions of that Sub-Fund.

(5)      TERMINATION:

         (a) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date in relation to a Transaction without the prior written consent of the Relevant Note Trustee (if any) in relation to that Transaction.

         (b) TERMINATION BY THE RELEVANT NOTE TRUSTEE: If while an Event of Default or Termination Event that gives Party B the right to designate an Early Termination Date in relation to a Transaction is subsisting, Party B does not exercise its right to terminate a Transaction, then the Relevant Note Trustee (if any) in relation to that Transaction may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

         (c) CONSULTATION ON EARLY TERMINATION DATE: Each party may only designate an Early Termination Date after using its best endeavours to have prior consultation with the other parties as to the timing of the Early Termination Date.

         (d)    TRANSFERS TO AVOID TERMINATION:

                Section 6(b)(ii) is amended as follows:

                (i) The following sentences are added at the end of the second paragraph:

                        "However, if Party A is that other party it must, if so requested by the Manager, use reasonable efforts to make such a transfer to an Affiliate provided the Current Rating Authorities have given prior written confirmation to the Manager or the Relevant Note Trustee (if any) that such a transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Affected Transactions. Party A will not be required to incur a loss, excluding immaterial incidental expenses, in connection with any such transfer."

                (ii) The third paragraph is deleted and replaced with the following:

                        "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                        (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                        (2) where the other party is Party B, if the Current Rating Authorities have confirmed in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Affected Transactions."

         (e) DETERMINATION OF MARKET QUOTATION BY PARTY B: If Party B is required to determine a Market Quotation in respect of a Terminated Transaction pursuant to Section 6(e), Party B must consult with Party A in relation to such determination prior to making the determination and must provide to each Reference Market-maker in relation to the Market Quotation such information in relation to the Terminated Transaction, provided by Party A to Party B, as Party A may reasonably request.

         (f) TERMINATION PAYMENTS BY PARTY B: Notwithstanding Section 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date in respect of a Currency Swap under Section 6(e) will be payable (along with interest on the outstanding amount from that Early Termination Date to the date of payment in accordance with Section 6(e)) on the Payment Date in relation to that Currency Swap (as specified in the relevant Confirmation) immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Payment Date) except to the extent that such amount may be satisfied from a distribution under the relevant Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(16)(b).

(6)      CURRENCY SWAPS:

         (a) Subject to paragraph (b), if an Early Termination Date is designated in respect of a Currency Swap:

                (i) an amount with respect to that Early Termination Date and Currency Swap must be calculated in accordance with
                        Section 6(e)(i)(3) or Section 6(e)(ii), as applicable, independently of any other Transactions

                        (including any other Currency Swap) and notwithstanding that there are other Terminated Transactions in relation to that Early Termination Date; and

                (ii) that amount (and any interest on it) must be paid in accordance with Section 6(d)(ii) independently of amounts due by or to the payer in respect of other Terminated Transactions (and without set-off against amounts due to the payer under this Agreement or otherwise).

         (b) Notwithstanding paragraph (a), any amount payable by or to a party in respect of an Early Termination Date being designated in relation to a Currency Swap may be set-off against any sum or obligation owing to or by that party in accordance with Part 5(25).

         Nothing in this Part 5(6) affects the obligation of the parties under
         Section 6 in respect of Transactions which are not Currency Swaps.

(7) NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(8)      TRANSFER: Section 7 is replaced with:

                "7.     ESSENTIAL TERM: TRANSFER

                (a) Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the relevant Sub-Fund or the trust and charge created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

                (b)     Nothing in this Section 7:

                        (i) restricts a transfer by a party after the other parties have agreed to the variation of this Agreement to the extent necessary to permit such transfer;

                        (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii), Part 5(4)(b)(ii), Part 5(21)(b) or Part 5(27);

                        (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

                        (iv) restricts a transfer by Party B or the Manager to a new Trustee or new Manager, respectively, in accordance with the Trust Deed or Management Deed; or

                        (v) restricts Party B from granting security over a Transaction or this Agreement pursuant to the Credit Support Document in relation to Party B.

                (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(9)      FACSIMILE TRANSMISSION:  In Section 12:

         (a)    delete the following words where they appear in lines 2 and 3 of
                Section 12(a):

                "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)".

         (b)    replace Section 12(a)(iii) with:

                "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"; and

         (c)    insert a new paragraph (vi) in Section 12(a) immediately after
                Section 12(a)(v) as follows:

                "(vi) if sent by ordinary mail, on the third (or the seventh, if posted by airmail) day after posting.".

(10)     DEFINITIONS

         In this Agreement, unless the contrary intention appears:

         (a) TRUST DEED: subject to Part 5(10)(h), unless defined in this Agreement words and phrases defined in the Trust Deed have the same meaning in this Agreement;

         (b)    TRUSTEE CAPACITY:

                (i) a reference to Party B is a reference to Party B in its capacity as trustee of the relevant Sub-Fund only, and in no other capacity;

                (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in Part 5(10)(b)(i) only; and

                (iii) without limiting the foregoing, Section 5(a)(vii) will only apply to Party B in its capacity as trustee of the relevant Sub-Fund and:

                        (A) reference in Section 5(a)(vii)(1) to Party B being dissolved is to the relevant Sub-Fund being dissolved;

                        (B) Party B in its capacity as trustee of the relevant Sub-Fund is not insolvent or unable to pay its debts for the purposes of Section 5(a)(vii)(2) to the extent that its obligation to make any payment is limited by the Transaction Documents in relation to the Sub-Fund; and

                        (C) the appointment of a new Trustee in relation to the Sub-Fund in accordance with the Trust Deed is not, of itself, an event to which Section 5(a)(vii) applies in relation to Party B.

         (c)    DEFINITIONS: in Section 14:

                (i) replace the definition of "LOCAL BUSINESS DAY" with the following:

                        ""LOCAL BUSINESS DAY" has the same meaning as given to the term "BUSINESS DAY" in the Confirmation for each Transaction (including by way of incorporation by reference)."

                (ii)    insert the following new definitions:

                        "CURRENCY SWAP" means a Transaction which, in the relevant Confirmation, is expressed to be a Currency Swap for the purposes of the Agreement.

                        "CURRENT RATING AUTHORITY" in relation to the Transactions of a Sub-Fund has the meaning given to that term in relation to the Sub-Fund in the Trust Deed.

                        "MASTER NOVATION ANNEX" means the Master Novation Annex annexed to this Schedule.

                        "PRESCRIBED RATING PERIOD" in relation to a Transaction means (unless otherwise specified in the Confirmation in relation to the Transaction) in relation to any credit ratings assigned to Party A by a Current Rating
                        Authority:

                        (a) a period of 30 Business Days from the date of assignment of that credit rating where the credit ratings of Party A immediately after that assignment are less than the Prescribed Rating but greater than or equal to a short term credit rating of A-2 by S&P and long term credit ratings of BBB+ by S&P, A3 by Moody's and BBB+ by Fitch; and

                        (b) a period of 5 Business Days from the date of assignment of that credit rating where the credit ratings of Party A immediately after that assignment are less than a short term credit rating of A-2 by S&P and long term credit ratings of BBB+ by S&P, A3 by Moody's and BBB+ by Fitch, or, in either case, such greater period as is agreed to in writing by each relevant Current Rating Authority. If any one or more of S&P, Moody's or Fitch is not a Current Rating Authority in relation to the Transaction then the ratings of such a credit rating agency will not be relevant for the purposes of determining the Prescribed Rating Period.

                        "PRESCRIBED RATING" means, unless otherwise specified in the Confirmation in relation to the Transaction:

                        (a) in relation to a Transaction which is a Currency Swap either a short term credit rating of A-1+ by S&P or a long term credit rating of AA- by S&P (if S&P is a Current Rating Authority in relation to the Transaction), a short term credit rating of F1 by Fitch or a long term credit rating of A by Fitch (if Fitch is a Current Rating Authority in relation to the Transaction) and a long term credit rating of A2 by Moody's (if Moody's is a Current Rating Authority in relation to the Transaction); or

                        (b) in relation to all other Transactions, either a short term credit rating of A-1 by S&P (if S&P is a Current Rating Authority in relation to the Transaction) and long term credit ratings of A by Fitch (if Fitch is a Current Rating Authority in relation to the Transaction) and of A2 by Moody's (if Moody's is a

                               Current Rating Authority in relation to the Transaction).

                        "RELEVANT NOTE TRUSTEE" in relation to a Transaction has the meaning (if any) given to that term in the Confirmation for that Transaction.

                        "RELEVANT NOTES" in relation to a Transaction means (subject to the relevant Confirmation) all the Notes issued by the Trustee as trustee of the relevant Sub-Fund in relation to the Transaction, and all Specified Investor Securities in relation to those Notes, in each case which remain outstanding.

                        "RELEVANT NOTEHOLDERS" in relation to a Transaction means the Noteholders in respect of the Relevant Notes in relation to that Transaction.

                        "REPLACEMENT CURRENCY SWAP" has the meaning given to it in Part 5(16).

                        "TRUST DEED" means the Deed of Trust dated 13 July 1990 (as amended in its application to the relevant Sub-Fund) made between the party named as the Founder in the First Schedule of that Deed and Party B, pursuant to which the trust funds collectively known as the "PUMA Fund" are constituted.

         (d)    INTERPRETATION:

                (i) unless specified otherwise, references to time are references to Sydney time;

                (ii) a reference to "WILFUL DEFAULT" in relation to Party B means, subject to Part 5(10)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document in relation to the relevant Sub-Fund, other than a failure or breach which:

                        A.     (1)    arises as a result of a breach of such a
                                      Transaction Document by a person other
                                      than:

                                      (a)    Party B; or

                                      (b)    any other person referred to in
                                             Part 5(10)(d)(iii) of this
                                             Schedule; and

                               (2) the performance of the action (the non-performance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

                        B. is in accordance with a lawful court order or direction or required by law; or

                        C. is in accordance with any proper instruction or direction of:

                               (1) the Secured Creditors given at a meeting or deemed meeting of Secured Creditors convened pursuant to the Security Trust Deed in relation to the relevant Sub-Fund; or

                               (2) Noteholders in relation to Notes of the relevant Sub-Fund given at a meeting or deemed meeting convened under the Trust Deed or an Issuing Document;

                (iii) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document in relation to the relevant Sub-Fund;

                (iv) a reference to "neither party" will be construed as a reference to "no party";

                (v) a reference to "other party" will be construed as a reference to "other parties"; and

                (vi) where a relevant Sub-Fund was created prior to 7 September, 2001 a reference to "Notes" is to be construed as a reference to "Registered Stock" and a reference to "Noteholders" to be construed as a reference to "Investors".

         (e) ISDA DEFINITIONS: The 2000 ISDA Definitions and Annex to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")) (the "2000 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

         (f) INCONSISTENCY: Subject to Part 5(10)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

                (i)     any Confirmation;

                (ii)    this Schedule;

                (iii)   the 2000 ISDA Definitions; and

                (iv) the printed form of the 1992 ISDA Master Agreement which forms part of this Agreement.

         (g)    SWAP TRANSACTION: Any reference to a:

                (i) "SWAP TRANSACTION" in the 2000 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

                (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 2000 ISDA Definitions.

         (h)    INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
                PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(11)     LIMITATION OF LIABILITY: Insert the following Section 15, after Section
         14:

         "15.   PARTY B'S LIMITATION OF LIABILITY

                (a) (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this Agreement only in its capacity as trustee of the relevant Sub-Fund (as defined below) and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the relevant Sub-Fund arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the relevant Sub-Fund out of which Party B is actually indemnified for the liability. This limitation of Party B liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

                (b) (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the relevant Sub-Fund in any other capacity other than as trustee of that Sub-Fund, including seek the appointment of a receiver (except in relation to assets of that Sub-Fund), a liquidator, an administrator, or any similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B (except in relation to the assets of that Sub-Fund).

                (c) (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B in respect of the relevant Sub-Fund to the extent that it is not satisfied because under the Trust Deed or any other Transaction Document in relation to the relevant Sub-Fund or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the relevant Sub-Fund, as a result of Party B's fraud, negligence or wilful default in respect of the relevant Sub-Fund.

                (d) (ACTS OR OMISSIONS): It is acknowledged that the Manager and other parties to the Transaction Documents in relation to the relevant Sub-Fund other than Party B (the "RELEVANT PARTIES") are responsible under those Transaction Documents for performing a variety of obligations relating to the relevant Sub-Fund. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 in respect of the relevant Sub-Fund to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by Party B under any such Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with such a Transaction Document) to fulfil its obligations relating to the relevant Sub-Fund or by any other act or omission of a Relevant Party or any other such person.

                (e) (NO OBLIGATION): Party B is not obliged to enter into any further commitment or obligation under this Agreement or any Transaction Document unless Party B's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.

                (f) (SEGREGATION): Party B will enter into each Transaction as trustee of a Sub-Fund. Each Confirmation in relation to a Transaction must specify the name of the Sub-Fund to which the Transaction relates and each novation of a Transaction pursuant to the Master Novation Annex must specify the name of Sub-Fund to which the relevant Transaction is being novated. Without limiting the generality of this Section 15, the provisions of this Agreement shall have effect severally in respect of each Sub-Fund in respect of which the Trustee holds its rights under a Transaction whether by originally being a party to the Transaction in that capacity or as a result of a novation (each a "RELEVANT SUB-FUND") and shall be enforceable by or against Party B in its capacity as trustee of each such Sub-Fund as though a separate Agreement applied between Party A and Party B for each of Party B's said several capacities, to the intent that (inter alia):

                        (i) unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its capacity as trustee of the relevant Sub-Fund;

                        (ii) this Agreement together with each Confirmation relating to the relevant Sub-Fund will form a single separate agreement between Party A and Party B in its capacity as trustee of that Sub-Fund and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A and Party B in its several capacities as trustee of each relevant Sub-Fund and, other than where the context requires otherwise in this Section 15(f), reference in this Agreement to the "Sub-Fund" or the "relevant Sub-Fund" is to that Sub-Fund only in the separate agreement relating to that Sub-Fund;

                        (iii) representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its capacity as trustee of each Sub-Fund and may be enforced by Party B against Party A severally in Party B's said several capacities (and by Party A against Party B in Party B's said several capacities);

                        (iv) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's capacity as trustee of each Sub-Fund, and only accrue to Party B against Party A severally in Party B's said several capacities; and

                        (v) without limiting Section 15, the occurrence of an Event of Default or Termination Event in respect of one Sub-Fund shall not in itself constitute an Event of Default or Termination Event in respect of any other Sub-Fund."

(12) FURTHER ASSURANCES: Each party will, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(13)     PROCEDURES FOR ENTERING INTO TRANSACTIONS

         (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager a Confirmation in such form as may be agreed between Party A, Party B and the Manager, and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation.

         (b) Party B will enter into each Transaction in its capacity as trustee of a Sub-Fund as specified in the relevant Confirmation.

(14) AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is authorised by that party to do so.

(15)     RECORDED CONVERSATIONS: Each party:

         (a) consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

         (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

         (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

         (d) acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of another party.

(16)     REPLACEMENT CURRENCY SWAP:

         (a) If any Transaction under this Agreement which is a Currency Swap is terminated, Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "REPLACEMENT CURRENCY SWAP") provided that:

                (i) the Current Rating Authorities in relation to the Transaction confirm in writing that the entry into the Replacement Currency Swap by Party B will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transaction; and

                (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

         (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount (or any interest on that Settlement Amount in accordance with Section 6(d)(ii)) is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(16)(a), Party B must (unless otherwise agreed between Party A, Party B and the Manager) direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount (and any interest on that Settlement Amount in accordance with
                Section 6(d)(ii)) to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as Fees and Expenses of the relevant Sub-Fund.

         (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount (or any interest on that Settlement Amount in accordance with Section 6(d)(ii)) is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(16)(a), Party B must (unless otherwise agreed between Party A, Party B and the Manager) direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

         (d) The rights and obligations of the parties under this Part 5(16) will survive the termination of this Agreement.

(17) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the relevant Sub-Fund or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18) DISCLOSURE TO RELATED BODIES CORPORATE: In relation to information Party B in its capacity as trustee of the Sub-Fund (the "RECIPIENT") receives from the Manager or Party A (the "DISCLOSER") in relation to a Sub-Fund or the trust established under the Security Trust Deed (the "INFORMATION"), each Discloser hereby severally authorises and consents to the Recipient making available such Information, except to the extent that the making available of such Information is prohibited by law (including, without limitation, the Privacy Act), to:

         (a) (RELATED BODY CORPORATE): any Related Body Corporate of the Recipient which acts as custodian or Security Trustee of the assets of the Sub-Fund or which otherwise has responsibility for the management or administration of the Sub-Fund, including its assets; and

         (b) (RECIPIENT): the Recipient acting in its capacity as Manager or custodian (as applicable) of the Sub-Fund.

         Notwithstanding any other provision of this Agreement, the Recipient will not have any liability to the Discloser or any other person for the use, non-use, communication or non-communication of the Information in the above manner, except to the extent to which the Recipient has an express contractual obligation to disclose or not to disclose or to use or not to use certain information received by it and fails to do so. The Recipient must ensure that each person referred to in paragraphs
         (a) and (b) above is bound by the same duties of confidentiality in relation to any Information received by that person pursuant to this
         Part 5(18) as apply to the Recipient.

(19) RESTRICTIONS ON PARTY B'S RIGHTS: Party B must at all times act in accordance with the instructions of the Manager in relation to this Agreement.

(20) APPOINTMENT OF MANAGER: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(20). The Manager hereby accepts such appointment. Party A is not obliged to enquire into the authority of the Manager to exercise or satisfy any of Part B's rights or obligations on Party B's behalf.

(21)     COLLATERALISATION OF PARTY A'S OBLIGATIONS UNDER THE TRANSACTIONS:

         (a) (MAINTAINING RATINGS): If the unsecured and unsubordinated debt obligations of Party A (or any applicable assignee or its guarantor) shall cease to have a credit rating equal to or higher than the Prescribed Rating in relation to any Transactions of a Sub-Fund, then Party A shall immediately notify the Current Rating Authorities in relation to the Transactions and Party B and within the Prescribed Rating Period in relation to the Transactions (unless during this period Party A and Party B receive written confirmation from those Current Rating Authorities that the downgrade would not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions) at its cost either:

                (i) provided that Party A and Party B receive prior written confirmation from such Current Rating Authorities that there will not be a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions as a result of the downgrade following collateral arrangements being put in place, put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) which may be based either on S&P's New Interest Rate and Currency Swap Criteria published in January 1999 (as may be amended from time to time) or on any other agreement reached between the parties, in support of its obligations under the relevant Transactions;

                (ii) enter into an agreement novating its rights and obligations under this Agreement in respect of the relevant Transactions to a replacement swap counterparty which the Current Rating Authorities in relation to the Transactions confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions; or

                (iii) enter into some other arrangements in respect of those Transactions which the Current Rating Authorities in relation to the Transactions confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions.

         (b) (AMENDING AGREEMENT): If collateral is lodged under Part 5(21)(a)(i) above, the parties must execute an amending agreement incorporating into this Agreement an ISDA Credit Support Annex (New York law or English law version as selected by Party A), and until executed such an ISDA Credit Support Annex will be taken to supplement and form part of this Agreement, and any collateral lodged will be subject to its terms, as if the ISDA Credit Support Annex were incorporated into this Agreement (but without any Paragraph 13 other than as necessary to give effect to the obligations described in this
                Part 5(21)) prior to the lodgement of any such collateral. Party B and the Manager acknowledge that any collateral lodged under
                Part 5(21)(a)(i) will not be an asset of the Sub-Fund in relation to the Transactions available for distribution in accordance with the Security Trust Deed in relation to that Sub-Fund.

         (c) (FURTHER ASSURANCE): Where Party A elects to novate its rights and obligations under this Agreement in respect of the Transactions to a replacement counterparty in accordance with
                Part 5(21)(a)(ii) above, Party B, at the direction of the Manager, and the Manager must, at the cost of Party A, do all things requested by Party A which are necessary to novate the relevant rights and obligations to the replacement counterparty.

         (d) (RETURN OF COLLATERAL): If, at any time, Party A's obligations under this Agreement in respect of the Transactions are novated in accordance with Part 5(21)(a)(ii) above, Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by Part 5(21)(a)(i) (less any amount withdrawn in accordance with Part 5(21)(e)).

         (e) (WITHDRAWALS OF COLLATERAL): Party B may only make withdrawals from any account into which collateral is provided by Party A (the "COLLATERAL ACCOUNT") if directed to do so by the Manager and then only for the purpose of:

                (i) novating obligations under this Agreement in respect of the Transactions in accordance with Part 5(21)(a)(ii) (including the costs of obtaining a replacement counterparty);

                (ii) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by Part 5(21)(a)(i);

                (iii) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

                (iv) paying bank accounts debit tax or other equivalent taxes and any fees payable in respect of the Collateral Account; or

                (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                The Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under paragraphs (ii) or (iii) above as soon as such refund or payment is possible.

         (f) (INTEREST): All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by Part 5(21)(a)(i).

         (g) (VARIATION): Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(21) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
                Part 5(21) (but will not be entitled to any additional grace period in relation to such a variation).

(22) AMENDMENT TO THIS AGREEMENT: None of Party A, Party B or the Manager may amend this Agreement to the extent that it applies to any Transaction unless the Current Rating Authorities in relation to the Transaction have confirmed in writing that the proposed amendment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transaction.

(23) HEDGE ARRANGEMENT: Party B and the Manager agree that each Transaction of a relevant Sub-Fund is a "Hedge Arrangement" and (where applicable) a "Support Facility" for the purposes of the Trust Deed and the Security Trust Deed with respect to the Sub-Fund.

(24) NO AMENDMENT: Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document in relation to a Sub-Fund with respect to which there is a Transaction dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys relating to that Sub-Fund without the prior written consent of Party A.

(25)     SET OFF: A new Section 6(f) is inserted as follows:

         "(f)   (i)     Upon the designation of any Early Termination Date in
                        respect of all Transactions, and subject to paragraph
                        (ii) below, the party that is not the Defaulting Party or Affected Party ("X") may, subject to sub-paragraph
                        (ii) below, without prior notice to the Defaulting or Affected Party ("Y"), set off any sum or obligation arising under this Agreement or any other ISDA Master
                        Agreement between Party A (or any Affiliate of Party A) and Party B ("OTHER ISDA") (whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by Y to X or any Affiliate of X
                        (the "X SET OFF AMOUNT") against any sum or obligation arising under this Agreement or any Other ISDA (whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y (the "Y SET OFF AMOUNT"). X will give notice to the other party of any set off effected under this Section 6(f).

                        For this purpose, either the X Set Off Amount or the Y Set Off Amount (or the relevant portion of such set off amounts) may be converted by X into the currency in which the other set off amount is denominated at the rate of exchange at which X would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

                        If a sum or obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

                (ii)    Set-off rights may only be exercised under sub-paragraph
                        (i):

                        A. in respect of sums or obligations between the parties which relate to the same Sub-Fund; and

                        B. to the extent that this will not cause Party A to satisfy any sum or obligation owing to it which, but for the operation of this clause, would not (or would not until a later date) be satisfied in accordance with the order of priority of payments to be made under the Sub-Fund Notice or any special terms and conditions of the Relevant Notes in relation to the Sub-Fund or, if an Event of Default has occurred and is subsisting, under the Security Trust Deed in relation to the Sub-Fund in accordance with the order of priority of payments to be made under that Security Trust Deed.

                (iii) Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other rights to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise)."

(26)     EXISTING TRANSACTIONS:

         (a) This Agreement replaces the ISDA Master Agreement dated 28 February 1995 between Deutsche Bank AG, Sydney Branch and Perpetual Trustees Australia Limited (the "ORIGINAL MASTER AGREEMENT").

         (b) On and from the date of this Agreement, each Transaction under the Original Master Agreement entered into before the date of this Agreement (each an "EXISTING TRANSACTION") will cease to be governed by the Original Master Agreement and will instead be deemed to be governed at all times by this Agreement (and in this respect each reference to the Original Master Agreement in a Confirmation for an Existing Transaction will be deemed to be a reference to this Agreement) except that each Existing Transaction which is expressed to be subject to the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the "1991 ISDA DEFINITIONS") will remain subject to them rather than the 2000 ISDA Definitions (and Parts 5 (10)(e), (f) and (g) of this Agreement will be interpreted as if reference to the 2000 ISDA Definitions were reference to the 1991 ISDA Definitions).

         (c) In addition, on and from the date of this Agreement, each Existing Transaction entered into with Deutsche Bank AG, Sydney Branch will be taken to be entered into with Deutsche Bank AG, Frankfurt Head Office ("DBAG FRANKFURT").

         (d) DBAG Frankfurt represents to Party B and the Manager that each of the representations in Section 3 is correct as at the date of this Agreement with respect to DBAG Frankfurt on the basis that the Existing Transactions are taken to be have been entered into with DBAG Frankfurt under the terms of this Agreement.

         (e) Subject to the above, the rights and obligations of the parties under each Existing Transaction remain unaffected.

(27) MASTER NOVATION ANNEX. From time to time Party A, the Manager and Party B may agree to novate one or more Transactions from a Sub-Fund to another Sub-Fund. Each such novation will be governed by the Master Novation Annex annexed to this Agreement. The parties acknowledge that
         Section 15 applies to each such novation.

(28) ACCELERATED PAYMENTS CLAUSE. Where Party B is the Fixed Rate Payer under a Transaction, Party B (acting at the direction of the Manager) may reduce the Fixed Rate applicable to that Transaction in accordance with the following procedure.

         (a) At any time Party B may serve a notice on Party A in writing requesting a reduction in the Fixed Rate and specifying:

                (i) the Transaction in respect of which the reduction is sought;

                (ii) the amount which Party B proposes to pay to Party A in consideration of the reduction (the "ACCELERATED AMOUNT");

                (iii) the Payment Date from which the reduced Fixed Rate shall be effective (the "RELEVANT PAYMENT Date"); and

                (iv) a day, being a Business Day no earlier than 1 clear Business Day after the day on which service of the notice is effective, on which payment of the Accelerated Amount will be made and the reduction will become binding (the "VARIATION DATE").

         (b) Upon such a notice being served, the parties must negotiate in good faith to agree not later than the Business Day immediately preceding the nominated Variation Date, a reduced Fixed Rate which would apply from the Relevant Payment Date in consideration of payment of the Accelerated Amount.

         (c)    If agreement is reached in accordance with Part 5 (28)(b), then:

                (i) on the Variation Date, Party B shall pay Party A the Accelerated Amount; and

                (ii) with effect from the Variation Date the Transaction (including the Confirmation in respect thereof) shall be varied so that, with effect from the Relevant Payment Date (and in respect of each Payment Date thereafter), the Fixed Rate shall be the rate agreed pursuant to Part 5 (28)(b).

         (d) If agreement is not reached in accordance with Part 5 (28)(b), then, at the option of Party B:

                (i) Party B will not pay Party A the Accelerated Amount and the Fixed Rate will not be altered; or

                (ii) Party B may, notwithstanding the failure to reach an agreement pursuant to Part 5 (28)(b), pay the Accelerated Amount to Party A on the Variation Date and the reduced Fixed Rate to apply from the Relevant Payment Date shall be determined by Party B (or by the Manager on its behalf) in accordance with Part 5 (28)(e) below.

         (e) If Part 5 (28)(d)(ii) applies, the reduced Fixed Rate shall be the then applicable Fixed Rate for the Transaction reduced by such amount as, when applied from the Relevant Payment Date through to the Maturity Date for the Transaction, results in reductions of each of the remaining Fixed Amounts payable by Party B under the Transaction, which reductions have an aggregate discounted present value as at the Variation Date equal to the amount of the Accelerated Payment. The rate to be applied in determining each of the discounted present values required for that calculation shall be, for each relevant maturity, the average of the rates quoted to Party B (or the Manager on its behalf) by 3 leading dealers in the Australian interest rate swap market as the fixed rate each such dealer would be prepared to pay in an equivalent swap for that maturity minus 20 basis points or, in the event that it is not possible to obtain such quotes, the rate to be applied shall be the rate reasonably determined by the parties having regard to comparable indices then available.

         (f) Neither the Floating Rate nor the Notional Amount is to vary as a result of the operation of this clause.

         (g) Party B shall not be entitled to require any reduction of the Fixed Rate by application of this Part 5 (28) that would result in the Fixed Rate being negative.

         (h)    Upon a Transaction being varied in accordance with this Part 5
                (28), that Transaction so varied shall be reconfirmed by the parties in accordance with Part 5(13)(a) of this Schedule as though it were a new Transaction.

                              MASTER NOVATION ANNEX

This Master Novation Annex is annexed to and forms part of the ISDA Master Agreement dated [ ] 2003 between Deutsche Bank AG as Party A, Perpetual Trustees Australia Limited as Party B (in its capacity as trustee of various Sub-Funds) and Macquarie Securitisation Limited as the Manager (the "AGREEMENT").

1.       DEFINITIONS

         In this Annex:

         "NOVATION CONFIRMATION" means a confirmation in the form of novation confirmation set out in the Schedule to this Annex or in such other form as agreed between Party A, the Manager and Party B (itself or the Manager on its behalf).

         "NOVATION DATE" means, in relation to a Transaction, the date agreed by Party A, the Manager and Party B (itself or the Manager on its behalf) as the date the novation of that Transaction becomes effective.

         "RELEVANT SELLING SUB-FUND" means, in relation to a Transaction, Party B in its capacity as trustee of the Sub-Fund from which that Transaction is to be novated.

         "RELEVANT PURCHASING SUB-FUND" means in relation to a Transaction, Party B in its capacity as trustee of the Sub-Fund to which that Transaction is to be novated.

         Terms defined in the Agreement (including by way of incorporation by reference) have the same meaning in this Annex unless otherwise defined in this Annex.

2.       CONSIDERATION

         Each novation of a Transaction under this Annex constitutes, without the need for anything further, a binding agreement on the part of each of the Relevant Selling Sub-Fund, the Relevant Purchasing Sub-Fund, the Manager and Party A that the consideration constituted by the releases and obligations given and undertaken respectively pursuant to this Annex, together with such other consideration as may be provided under the Transaction Documents in relation to those Sub-Funds or elsewhere, in respect of the novation of that Transaction and any other dealing or transaction that occurs in conjunction with that novation, comprises adequate commercial consideration for their respective releases and obligations under this Annex in relation to the novation of that Transaction. The Manager represents on each Novation Date for a Transaction that valuable consideration is being paid by the Relevant Selling Sub-Fund to the Relevant Purchasing Sub-Fund (or vice versa) for, amongst other things, the novation.

3.       NOVATION FROM SELLING SUB-FUND TO PURCHASING SUB-FUND

3.1      RELEASE OF SELLING SUB-FUND

         On and from the Novation Date for a Transaction, the Relevant Selling Sub-Fund and Party A will have no further rights against, or obligations to, each other in connection with that Transaction.

3.2      ASSUMPTION BY PURCHASING SUB-FUND

         On the Novation Date for a Transaction, the Relevant Purchasing Sub-Fund is deemed to undertake to Party A that it will duly observe and perform and totally assume all the obligations of the Relevant Selling Sub-Fund under that Transaction as if the Relevant Purchasing Sub-Fund had been named as a party to that Transaction instead of the Relevant Selling Sub-Fund.

3.3      ACKNOWLEDGEMENT BY PARTY A

         On the Novation Date for a Transaction, Party A is deemed to undertake and acknowledge to the Relevant Purchasing Sub-Fund that the Relevant Purchasing Sub-Fund is on and from the Novation Date entitled to all the rights and entitlements of the Relevant Selling Sub-Fund under that Transaction.

3.4      REFERENCES TO PARTY B

         On and from the Novation Date for a Transaction, every reference in the Confirmation for that Transaction to "Party B" or the Relevant Selling Sub-Fund is deemed to be a reference to the Trustee in its capacity as trustee of the Relevant Purchasing Sub-Fund.

4.       REPRESENTATIONS AND WARRANTIES

         On the Novation Date for a Transaction, the Manager and Party A are deemed to represent and warrant to the Relevant Purchasing Sub-Fund as at that date, that:

         (a) (DUE PERFORMANCE): each of the Relevant Selling Sub-Fund, in the case of the Manager, and Party A, in the case of Party A, has duly and punctually performed and observed all the terms and conditions of that Transaction on its part to be performed and observed;

         (b) (NO DEFAULT): to the best of its knowledge and belief there is no default or any event which is, or with the lapse of time or expiry of notice or at the election of any person could become, an Event of Default or a Termination Event in relation to that Transaction;

         (c) (NO AMENDMENT): other than as disclosed in writing prior to that Novation Date, the terms of that Transaction are fully disclosed in its Confirmation and have not been supplemented, amended or varied; and

         (d) (NO CROSS-CLAIMS): neither the Relevant Selling Sub-Fund, in the case of the Manager, nor Party A, in the case of Party A, has made any claim, cross-claim, cross-demand or exercised any right of set-off against the other in respect of that Transaction other than in accordance with the terms of that Transaction.

5.       AGREEMENT AND CONFIRMATION

5.1      AGREEMENT TO NOVATE

         An agreement to novate a Transaction under this Annex becomes binding when Party A, the Manager and Party B (itself or the Manager on its behalf) agree (whether orally or otherwise) the Novation Date for that Transaction and the Sub-Fund to which it will be novated.

5.2      NOVATION CONFIRMATIONS

         As soon as practicable after an agreement to novate has been entered into in accordance with Section 5.1 of this Annex, Party B (itself or the Manager on its behalf) and the Manager must issue to Party A a Novation Confirmation. Upon receipt of a Novation Confirmation, Party A must promptly either:

         (a) confirm the accuracy of the Novation Confirmation by counter-signing and returning that Novation Confirmation to the Manager; or

         (b)    request the correction of that Novation Confirmation.

                      SCHEDULE TO THE MASTER NOVATION ANNEX


                              NOVATION CONFIRMATION


[Date]


TO:      DEUTSCHE BANK AG, [        ] BRANCH ("PARTY A")

FROM:    PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431 827 ("PARTY B")

AND      MACQUARIE SECURITISATION LIMITED, ABN 16 003 297 336



NOVATION CONFIRMATION

The parties refer to the ISDA Master Agreement dated [ ] 2003 made between Party A, the Manager and Party B (the "AGREEMENT"). Unless the context indicates a contrary intention, terms defined in the Agreement have the same meaning where used in this Novation Confirmation.

For the purposes of this Novation Confirmation:

(a) a reference to the Relevant Selling Sub-Fund is a reference to [Name of Sub-Fund];

(b) a reference to the Relevant Purchasing Sub-Fund is a reference to [Name of Sub-Fund]; and

(c)      a reference to the Novation Date is a reference to [Insert Date].

The parties hereby confirm and agree that as of the Novation Date each of the Transactions (the "NOVATED TRANSACTIONS") referred to in the Schedule to this Novation Confirmation is novated from the Relevant Selling Sub-Fund to the Relevant Purchasing Sub-Fund in accordance with the terms of the Master Novation Annex.

                                    SCHEDULE

                              NOVATED TRANSACTIONS

[SERIAL NO.   TRADE DATE   FACILITY NO.   NOTIONAL AMOUNT   FIXED SWAP RATE   CURRENT FLOATING RATE]



[Aggregate Notional Amount:

Aggregate Fixed Swap Rate (being a weighted average calculated by reference to
the Notional Amount of each Novated Transaction):                            ]



This Novation Confirmation supplements and forms part of the Master Agreement.

Confirmed as of the date first above written.





FOR AND ON BEHALF OF THE MANAGER AS ATTORNEY FOR PARTY B:



.....................................   ....................................

(Authorised Officer)                   (Authorised Officer)



FOR AND ON BEHALF OF THE MANAGER:



.....................................   ....................................

(Authorised Officer)                   (Authorised Officer)



FOR AND ON BEHALF OF PARTY A:



.....................................   ....................................

(Authorised Officer)                   (Authorised Officer)

                                         DEUTSCHE BANK AG, FRANKFURT HEAD OFFICE
                                                                 TAUNUSANLAGE 12
                                                        60262 FRANKFURT, GERMANY

[  January] 2003

TO:  Perpetual Trustees Australia Limited   Macquarie Securitisation Limited
     (as trustee of the PUMA Global         Level 23
     Trust No. 3)                           20 Bond Street
     Level 7                                Sydney  NSW  2000
     9 Castlereagh Street                   AUSTRALIA
     Sydney  NSW  2000
     AUSTRALIA

     ATTENTION: Manager, Securitisation     ATTENTION: The Manager: PUMA
                Services                               Programme

CONFIRMATION - PUMA GLOBAL TRUST NO. 3 - US$ CLASS A NOTES

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustees Australia Limited, ABN 86 000 431 827 as trustee of the PUMA Global Trust No. 3 (the "PUMA TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ] 2003, as amended, novated or supplemented from time to time (the "AGREEMENT"), between Deutsche Bank AG, ABN 13 064 164 162 ("PARTY A"), Perpetual Trustees Australia Limited as trustee of, inter alia, the PUMA Trust ("PARTY B") and Macquarie Securitisation Limited, ABN 16 003 297 336 (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

This Confirmation is a Currency Swap for the purposes of the Agreement.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.     OUR REFERENCE:                                    [S104911NZ]

2.     TRADE DATE:                                       [   January] 2003

3.     EFFECTIVE DATE:                                   Closing Date (being [  January] 2003)

4.     TERMINATION DATE:                                 The earlier of:

                                                         (a)      the date that the Relevant Notes have been
                                                                  redeemed in full in accordance with the Note
                                                                  Conditions; and

                                                         (b)      the Final Maturity Date (being the Quarterly

                                                                                                                     1

                                                                  Payment Date falling in August 2034).

5.     FLOATING AMOUNTS

5.1    FLOATING AMOUNTS PAYABLE BY PARTY A:

(A)    Floating Rate Payer:                              Party A

       Calculation Amount:                               For each Floating Rate Payer Payment Date, the aggregate
                                                         Principal Balance of the Relevant Notes as at the end of
                                                         the first day of the Calculation Period ending on but
                                                         excluding that Floating Rate Payer Payment Date (after
                                                         taking into account any reductions in the Principal Balance of the Relevant Notes on that day)

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the period commencing on and including 8 May 2003 and ending on and including the
                                                         Termination Date, subject to adjustment in accordance with the Following Business Day Convention

       Floating Rate Option:                             USD-LIBOR-BBA

       Designated Maturity:                              Three months provided that in relation to the first
                                                         Calculation Period Linear Interpolation will apply

       Spread:                                           In respect of:

                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   8 February 2010 (or if that day is not a Business
                                                                   Day, the next following Business Day), [   ]%; and

                                                         (b)       Floating Rate Payer Payment Dates after 8 February
                                                                   2010 (or if that day is not a Business Day, the next
                                                                   following Business Day), [ ]%.

       Floating Rate Day Count Fraction:                 Actual/360

       Reset Dates:                                      The first day of each Calculation Period

       Compounding:                                      Inapplicable

(B)    Floating Rate Payer:                              Party A

       Calculation Amount:                               The Outstanding Class A Interest Amount in relation to that
                                                         Floating Rate Payer Payment Date

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the period commencing on and including 8 May 2003 and ending on and including the
                                                         Termination Date, subject to adjustment in accordance with the Following Business Day Convention

       Floating Rate Option:                             USD-LIBOR-BBA

                                                                                                                     2

       Designated Maturity:                              Three months

       Spread:                                           In respect of:

                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   8 February 2010 (or if that day is not a Business
                                                                   Day, the next following Business Day), [   ]%; and

                                                         (b)       Floating Rate Payer Payment Dates after 8 February
                                                                   2010 (or if that day is not a Business Day, the next
                                                                   following Business Day), [ ]%.

       Floating Rate Day Count Fraction:                 Actual/360

       Reset Dates:                                      The first day of each Calculation Period

       Compounding:                                      Inapplicable

(C)    Outstanding Class A Interest Amount:              On each Floating Rate Payer Payment Date, Party A must pay to Party B the Outstanding Class A Interest Amount in
                                                         relation to that Floating Rate Payer Payment Date

5.2    FLOATING AMOUNTS PAYABLE BY PARTY B:

(A)    Floating Rate Payer:                              Party B

       Calculation Amount:                               For each Floating Rate Payer Payment Date, the A$
                                                         Equivalent of the aggregate Principal Balances of the
                                                         Relevant Notes as at the end of the first day of the
                                                         Calculation Period ending on but excluding that Floating
                                                         Rate Payer Payment Date (after taking into account any
                                                         reductions in the Principal Balance of the Relevant Notes
                                                         on that day)

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the period commencing on and including 8 May 2003 and ending on and including the
                                                         Termination Date, subject to adjustment in accordance with the Following Business Day Convention

       Floating Rate Option:                             AUD-BBR-BBSW

       Designated Maturity:                              Three months provided that in relation to the first
                                                         Calculation Period Linear Interpolation will apply

       Spread:                                           In respect of:

                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   8 February 2010 (or if that day is not a Business
                                                                   Day, the next following Business Day), [   ]%; and

                                                         (b)       Floating Rate Payer Payment Dates after 8 February
                                                                   2010 (or if that day is not a

                                                                                                                     3

                                                                   Business Day, the next following Business Day), [ ]%.

       Floating Rate Day Count Fraction:                 Actual/365 (Fixed)

       Reset Dates:                                      The first day of each Calculation Period

       Compounding:                                      Inapplicable

(B)    Floating Rate Payer:                              Party B

       Calculation Amount:                               The Outstanding A$ Class A Interest Amount in relation to
                                                         that Floating Rate Payer Payment Date

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the period commencing on and including 8 May 2003 and ending on and including the
                                                         Termination Date, subject to adjustment in accordance with the Following Business Day Convention

       Floating Rate Option:                             AUD-BBR-BBSW

       Designated Maturity:                              Three months

       Spread:                                           In respect of:

                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   8 February 2010 (or if that day is not a Business
                                                                   Day, the next following Business Day), [   ]%; and

                                                         (b)       Floating Rate Payer Payment Dates after 8 February
                                                                   2010 (or if that day is not a Business Day, the next
                                                                   following Business Day), [ ]%.

       Floating Rate Day Count Fraction:                 Actual/365 (Fixed)

       Reset Dates:                                      The first day of each Calculation Period

       Compounding:                                      Inapplicable

(C)    Outstanding A$ Class A Interest Amount:           On each Floating Rate Payer Payment Date, Party B will pay to Party A the Outstanding A$ Class A Interest Amount in
                                                         relation to that Floating Rate Payer Payment Date

5.3    PROPORTIONATE ADJUSTMENT OF FLOATING              If the A$ Class A Interest Payment in relation to a
       AMOUNTS                                           Quarterly Payment Date will be less than the aggregate of
                                                         the Floating Amounts payable by Party B to Party A on that
                                                         Quarterly Payment Date (as notified by the Manager to Party A pursuant to paragraph 9 and including any Unpaid A$ Class A
                                                         Interest Amount), Party A may, in its discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Quarterly
                                                         Payment Date), to pay to Party B on that Quarterly Payment
                                                         Date (in return for payment by

                                                                                                                     4

                                                         Party B of the A$ Class A Interest Payment and in lieu of the
                                                         Floating Amounts that would otherwise be payable by Party A to Party B on that Quarterly Payment Date) a proportion of the Floating Amounts that would otherwise be payable by Party
                                                         A to Party B on that Quarterly Payment Date (including any
                                                         Unpaid Class A Interest Amounts) being the same proportion as the A$ Class A Interest Payment bears to the Floating Amounts payable by Party B to Party A on that Quarterly Payment Date.

                                                         Notwithstanding any election by Party A pursuant to this
                                                         paragraph 5.3, a failure by Party B to pay to Party A the
                                                         full amount of the Floating Amounts payable by Party B on a
                                                         Quarterly Payment Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.     EXCHANGES

6.1    INITIAL EXCHANGE:

       Initial Exchange Date:                            Effective Date

       Party A Initial Exchange Amount:                  The A$ Equivalent of the Party B Initial Exchange Amount,
                                                         being [A$   ].

       Party B Initial Exchange Amount:                  The aggregate Original Principal Balances of the Relevant
                                                         Notes on the Closing Date, being US$1,000,000,000.
                                                         Notwithstanding Section 2(a)(ii) of the Agreement, Party A
                                                         must pay the Party A Initial Exchange Amount to Party B by
                                                         4.00pm (Sydney time) on the Initial Exchange Date and Party
                                                         B must pay Party A the Party B Initial Exchange Amount by
                                                         4.00pm (New York time) on the Initial Exchange Date.
                                                         Section 2(a)(v) of the Agreement will not apply to the
                                                         payments of the Initial Exchange Amounts.

6.2    INSTALMENT EXCHANGE:

       Instalment Exchange Date:                         Each Quarterly Payment Date (other than the Final Exchange
                                                         Date)

       Party A Instalment Exchange Amount:               In respect of an Instalment Exchange Date means the US$
                                                         Equivalent of the A$ Class A Principal Amount in relation to the Quarterly Payment Date occurring on that Instalment
                                                         Exchange Date

       Party B Instalment Exchange Amount:               In respect of an Instalment Exchange Date means the
                                                         A$ Class A Principal Amount in relation to the Quarterly
                                                         Payment Date occurring on that Instalment Exchange Date

6.3    FINAL EXCHANGE:

                                                                                                                     5

       Final Exchange Date:                              Termination Date

       Party A Final Exchange Amount:                    The US$ Equivalent of the A$ Class A Principal Amount in
                                                         relation to the Quarterly Payment Date which is the Final
                                                         Exchange Date

       Party B Final Exchange Amount:                    The A$ Class A Principal Amount in relation to the
                                                         Quarterly Payment Date which is the Final Exchange Date

7.     EXCHANGE RATES:

       For the purpose of the definitions of
       "A$ EQUIVALENT" and "US$
       EQUIVALENT":

       US$ Exchange Rate:                                [   ]

       A$ Exchange Rate:                                 [   ]

8.     ACCOUNT DETAILS:

8.1    PAYMENTS TO PARTY A

       Account for payments in US$:                     The account notified in writing by Party A to Party B from time to time

       Account for payments in A$:                      The account in Australia notified in writing by Party A to
                                                        Party B from time to time

8.2    PAYMENTS TO PARTY B

       Account for payments in US$:                     The account outside of Australia notified in writing by the
                                                        Relevant Principal Paying Agent to Party A for that purpose

       Account for payments in A$:                      The account notified in writing by Party B to Party A  for that purpose

9.     NOTIFICATIONS TO PARTY A                         On or before the Determination Time in respect of each
                                                        Quarterly Payment Date the Manager must notify Party A in
                                                        writing of:

                                                        (a)     the A$ Class A Principal Amount in relation to that
                                                                Quarterly Payment Date;

                                                        (b)     the A$ Class A Interest Amount in relation to that
                                                                Quarterly Payment Date;

                                                        (c)     the Unpaid A$ Class A Interest Amount (if any) in
                                                                relation to that Quarterly Payment Date;

                                                        (d)     the A$ Class A Interest Payment in relation to that
                                                                Quarterly Payment Date.

10.    OFFICES:                                         The Office of Party A for each Transaction is Frankfurt.

                                                                                                                     6

                                                        The Office of Party B for each Transaction is Sydney.

11.    PAYMENTS                                         Section 2(a)(ii) of the Agreement is amended as it applies to the Transaction  by deleting the first sentence and
                                                        replacing it with the following sentence:

                                                        "Unless specified otherwise in this Agreement, payments under this Agreement by:

                                                        (i)    Party A, will be made by 10.00am (New York time);
                                                               and

                                                        (ii)   Party B, will be made by 4.00pm (Sydney time),

                                                         on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds,
                                                         free of any set-off, counterclaim, deduction or withholding
                                                         (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
DEUTSCHE BANK AG, FRANKFURT HEAD OFFICE


By:

              (Authorised Officer )

Name:

Title:

CONFIRMED AS AT THE DATE FIRST               CONFIRMED AS AT THE DATE FIRST
WRITTEN ABOVE:                               WRITTEN ABOVE:

SIGNED for and on behalf of                  SIGNED for and on behalf of
PERPETUAL TRUSTEES AUSTRALIA                 MACQUARIE SECURITISATION LIMITED,
LIMITED, ABN 86 000 431                      ABN 16 003 297 336 827
as trustee of the PUMA Global Trust No. 3


By:                                          By:
   --------------------------------             --------------------------------
          (Authorised Officer)                         (Authorised Officer)



Name:                                        Name:


Title:                                       Title:

                              DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the PUMA Global Trust No. 3, unless the context otherwise requires:

"A$ CLASS A INTEREST PAYMENT" in relation to a Quarterly Payment Date means the amount paid or available to be paid (as the case may be) on that Quarterly Payment Date under clause 5.1(d)(i) of the Sub-Fund Notice in respect of the A$ Class A Interest Amount and Unpaid A$ Class A Interest Amount on that Quarterly Payment Date.

"A$ CLASS A PRINCIPAL AMOUNT" has the same meaning as in the Sub-Fund Notice.

"A$ EQUIVALENT" has the same meaning as in the Sub-Fund Notice.

"AGENCY AGREEMENT" means the Agency Agreement dated on or about the date of this Confirmation between Party B, the Manager, The Bank of New York, New York Branch and The Bank of New York, London Branch.

"AUD-BBR-BBSW" means that the rate for a Reset Date will be the rate expressed as a percentage per annum appearing on the Reuters Screen Page "BBSW" at approximately 10.10am Sydney time on that Reset Date for a bill of exchange having a tenor equal to the Designated Maturity, as being the average of the mean buying and selling rates appearing on that page for such a bill of exchange rounded to four decimal places. If fewer than four banks quote on the Reuters Screen page "BBSW", the rate for that date and specified term will be calculated as above by taking the rates otherwise quoted by 4 banks on application by the Calculation Agent for such a bill of the same tenor, eliminating the highest and lowest mean rates and taking the average of the remaining mean rates rounded to four decimal places. If a rate cannot be determined in accordance with the foregoing procedures, then AUD-BBR-BBSW means such rate as is specified in good faith by the Calculation Agent at or around that time on that date, having regard, to the extent possible, to comparable indices then available as to the rates otherwise bid and offered for such bills of that tenor around that time.

"CLASS A INTEREST PAYMENT" means, on any Quarterly Payment Date, the Floating Amounts payable by Party A under paragraph 5.1 of this Confirmation, as adjusted (if appropriate) in accordance with paragraph 5.3 of this Confirmation.

"DETERMINATION TIME" in relation to a Quarterly Payment Date means on or about 11.00am Sydney time 5 Business Days prior to that Quarterly Payment Date.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"NOTE TRUST DEED" means the Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the Relevant Note Trustee.

"OUTSTANDING A$ CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.2 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party B on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.

"OUTSTANDING CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.1 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party A on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.

"RATE PAGE" means Telerate Page 3750 or, if Telerate Page 3750 ceases to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the Calculation Agent or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Calculation Agent and approved by the Relevant Note Trustee.

"RELEVANT AGENT BANK" means The Bank of New York, New York Branch or, if The Bank of New York is removed or retires as Agent Bank under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"RELEVANT NOTEHOLDERS" means the Class A Noteholders as that term is defined in the Note Trust Deed.

"RELEVANT NOTES" means the Class A Notes issued by Party B under the Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York Branch or, if The Bank of New York is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Note Trust Deed.

"RELEVANT PRINCIPAL PAYING AGENT" means The Bank of New York, New York Branch or, if The Bank of New York is removed or retires as Principal Paying Agent under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"SECURITY TRUST DEED" means the Security Trust Deed dated [ January 2003] between Party B, the Manager, the Relevant Note Trustee and Perpetual Trustee Company Limited, ABN 42 001 001 007.

"SUB-FUND NOTICE" means the Sub-Fund Notice dated [ January 2003] between Party B and the Manager.

"UNPAID A$ CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.2(B) and (C) with respect to that Floating Rate Payer Payment Date.

"UNPAID CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.1(B) and (C) with respect to that Floating Rate Payer Payment Date.

"US$ EQUIVALENT" in relation to an amount which is calculated, determined or expressed in A$, or which includes a component determined or expressed in A$, means that A$ amount or A$ component (as the case may be) multiplied by the US$ Exchange Rate.

"USD-LIBOR-BBA" has the meaning ascribed to that term in the 2000 ISDA Definitions except that:

(a) reference to "London Banking Days" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "London/New York Business Days" as that expression is defined in the Note Conditions;

(b) reference to "Telerate Page 3750" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Rate Page" (as defined above); and

(c)      the interest rate so determined will be rounded to four decimal places,

and that if USD-LIBOR-BBA cannot be determined in accordance with the 2000 ISDA Definitions as varied above (including endeavouring to determine a rate under the definition of "USD-LIBOR-Reference banks" in section 7.1(w)(xx)), it will remain as the most recently determined rate obtained from a Rate Page for a preceding Calculation Period.

Terms defined in the Note Conditions (including by incorporation by reference) have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                FIXED - FLOATING INTEREST RATE SWAP CONFIRMATION

                                 PRO-FORMA ONLY


Date [                         ]

Perpetual Trustees Australia Limited as trustee of the PUMA Global Trust No. [ ]

C/- The Manager, Macquarie Securitisation Limited
Level 22
20 Bond Street
Sydney   NSW   2000

ATTENTION          :   SWAPS SETTLEMENTS - MANAGER, TREASURY OPERATIONS

FAX NO             :   8232-4966

OUR REFERENCE      :   GLOBAL NO.  /

RE:                    INTEREST RATE SWAP TRANSACTION


Ladies and Gentlemen:

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The terms defined in the ISDA Master Agreement dated [] 2003 between Deutsche Bank AG, ABN 13 064 164 162, Perpetual Trustees Australia Limited, ABN 86 000 431 827, as trustee of, inter alia, the PUMA Global Trust No. [ ] and Macquarie Securitisation Limited, ABN 16 003 297 336, as amended, novated or supplemented from time to time ("MASTER AGREEMENT") have the same meaning where used in this letter, unless the context indicates a contrary intention.

This letter is a Confirmation of a Swap Transaction for the purposes of Part 5(13) of the Schedule to the Master Agreement.

This Confirmation is signed by Macquarie Securitisation Limited as attorney for and on behalf of Perpetual Trustees Australia Limited as trustee of the PUMA Global Trust No. [ ] pursuant to Part 5(20)of the Schedule to the Master Agreement.

1. The Swap Transaction is entered into by Perpetual Trustees Australia Limited in its capacity as trustee of the PUMA Global Trust No. [ ] (the "SUB-FUND" for the purposes of Part 5(13)(b) of the Schedule to the Master Agreement).

2. This Confirmation supplements, forms part of, and is subject to the Master Agreement. All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

3. The terms of the particular Swap Transaction to which this confirmation relates are as follows:

(a)      NOTIONAL AMOUNT       : ***********

         TRADE DATE            : ***********

         EFFECTIVE DATE        : ***********

         TERMINATION DATE      : ***********

         Subject to adjustment in accordance with the ******Business Day Convention.

(b)      FIXED AMOUNTS

         FIXED RATE PAYER      :   Perpetual Trustees Australia Limited or
                                   Deutsche Bank AG (delete as appropriate)

         FIXED AMOUNT          :   N/A

         FIXED RATE PAYER      :   The (date) day of each (Month/s) of each
         PAYMENT DATES             year, commencing *****, through to and
                                   including the Termination Date.

         Subject to adjustment in accordance with the ******Business Day Convention.

         FIXED RATE            :   ***************

         FIXED RATE DAY        :   ***************
         COUNT FRACTION

         BUSINESS DAYS         :   ***************


(c)      FLOATING AMOUNTS

         FLOATING RATE PAYER   :   Perpetual Trustees Australia Limited or
                                   Deutsche Bank AG (delete as appropriate)

         FLOATING RATE PAYER   :   The (date) day of each (Month/s) of each
         PAYMENT DATES             year, commencing *****, through to and
                                   including the Termination Date.

         Subject to adjustment in accordance with the ******Business Day Convention.

         FLOATING RATE OPTION  :   **************

         DESIGNATED MATURITY   :   **************

         SPREAD                :   **************

         FLOATING RATE FOR INITIAL       :   ******
         CALCULATION PERIOD

         FLOATING RATE DAY               :   ******

         COUNT FRACTION

         RESET DATES                     :   The first day of the applicable
                                             Calculation Period

         BUSINESS DAYS                   :   ******

         CALCULATION AGENT               :   [                                 ]

(d)      ACCOUNT DETAILS

         Payments to Deutsche Bank AG    :   Austraclear [                ]

         Payments to Perpetual Trustees  :   Austraclear PTAL [                ]
         Australia Limited as trustee
         of the PUMA Global Trust
         No. [    ]

(e)      OFFICES

         The office of Deutsche Bank AG for the Transaction is: [Frankfurt Head Office].

         The office of Perpetual Trustees Australia Limited as trustee of the PUMA Global Trust No. [ ] for the Transaction is: Not applicable.

(f)      DOCUMENTATION AND OPERATIONS CONTACTS:

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorised officer sign this Confirmation and return it by facsimile to:

                 [                   ]

Documentation:   Telephone:  [                ]
                 Facsimile:  [                ]

Settlements:     Telephone:  [                ]
                 Facsimile:  [                ]

If you wish to exchange hard forms of this confirmation please contact us.

Yours faithfully                          Confirmed as of the date first written

DEUTSCHE BANK AG         PERPETUAL TRUSTEES AUSTRALIA
                         LIMITED AS TRUSTEE OF THE PUMA
                         GLOBAL TRUST NO. [ ]

By:.................................   By:.................................

Name:                                  Name:

Title:                                 Title:

By:.................................   By:.................................

Name:                                  Name:

Title:                                 Title:

                     30 DAY - 90 DAY BASIS SWAP CONFIRMATION

                                 PRO-FORMA ONLY

Date  [X]

Perpetual Trustees Australia Limited as trustee of the PUMA Global Trust No. [ ] c/-The Manager, Macquarie Securitisation Limited
Level 22
20 Bond Street
Sydney   NSW   2000

ATTENTION        :   SWAPS SETTLEMENTS - MANAGER, TREASURY OPERATIONS

FAX NO           :   8232-4966

OUR REFERENCE    :   GLOBAL NO.  /

RE:              :   INTEREST RATE SWAP TRANSACTION

Ladies and Gentlemen:

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

Terms defined in the ISDA Master Agreement dated [ ] 2003 between Deutsche Bank AG, ABN 13 064 164 162, Perpetual Trustees Australia Limited, ABN 86 000 431 827, as trustee of, inter alia, the PUMA Global Trust No. [ ] and Macquarie Securitisation Limited, ABN 16 003 297 336, as amended, novated or supplemented from time to time ("MASTER AGREEMENT") have the same meaning where used in this letter, unless the context indicates a contrary intention.

This letter is a confirmation of a Swap Transaction for the purposes of Part 5(13) of the Schedule to the Master Agreement.

This Confirmation is signed by Macquarie Securitisation Limited as attorney for and on behalf of Perpetual Trustees Australia Limited as trustee of the PUMA Global Trust No. [] pursuant to Part 5(20) of the Schedule to the Master Agreement.

The Swap Transaction is entered into by Perpetual Trustees Australia Limited in its capacity as trustee of the PUMA Global Trust No. [ ] (the "SUB-FUND" for the purposes of Part 5(13)(b) of the Schedule to the Master Agreement).

1. This Confirmation supplements, forms part of, and is subject to the Master Agreement. All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this confirmation relates are as follows:

(a)      NOTIONAL AMOUNT           : ***********

         TRADE DATE                : ***********

         EFFECTIVE DATE            : ***********

         TERMINATION DATE          : ***********

         Subject to adjustment in accordance with the ******Business Day Convention.

         CALCULATION AGENT         :  [ ]

(b)      FLOATING AMOUNT 1

         FLOATING RATE PAYER 1     :   Perpetual Trustees Australia Limited

         FLOATING RATE PAYER 1     :   The (date) day of each (Month/s) of each
         PAYMENT DATES                 year, commencing ****, through to and
                                       including the Termination Date.

         Subject to adjustment in accordance with the ****** Business Day Convention.

         FLOATING RATE OPTION 1        30 DAY BBSW

         COMPOUNDING               :   Applicable

         SPREAD                    :   *********

         FLOATING RATE 1 FOR       :   *********
         INITIAL CALCULATION
         PERIOD

         FLOATING RATE 2 DAY       :   *********

         COUNT FRACTION

         RESET DATES               :   The first day of the applicable
                                       Calculation Period

(c)      FLOATING AMOUNT 2

         FLOATING RATE PAYER 2     :   Deutsche Bank AG

         FLOATING RATE PAYER 2     :   The (date) day of each (Month/s) of each
         PAYMENT DATES                 year, commencing *****, through to and
                                       including the Termination Date.

         Subject to adjustment in accordance with the ******Business Day Convention.

         FLOATING RATE OPTION 2    :   90 DAY BBSW

         COMPOUNDING               :   Inapplicable

         SPREAD                    :   None

         FLOATING RATE 2 FOR       :   ******
         INITIAL CALCULATION
         PERIOD

         FLOATING RATE 2 DAY       :   ******

         COUNT FRACTION

         RESET DATES               :   The first day of the applicable
                                       Calculation Period

(d)      ACCOUNT DETAILS

         Payments to Deutsche
         Bank AG                   :   Austraclear [X]

         Payments to Perpetual     :   Austraclear PTAL [X]
         Trustees Australia
         Limited  as trustee of
         the PUMA  Global Trust
         No. [   ]

(e)      OFFICES

         The office of Deutsche Bank AG for the Transaction is: [Frankfurt Head Office].

         The office of Perpetual Trustees Australia Limited as trustee of the PUMA Global Trust No. [ ] for the Transaction is; Not applicable.

(f)      DOCUMENTATION AND OPERATIONS CONTACTS:

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorised officer sign this Confirmation and return it by facsimile to:

                         [              ]

Documentation:           Telephone:     [                     ]
                         Facsimile:     [                     ]

Settlements:             Telephone:     [                     ]
                         Facsimile:     [                     ]

If you wish to exchange hard forms of this confirmation please contact us.

Yours faithfully                          Confirmed as of the date first written

DEUTSCHE BANK AG         PERPETUAL TRUSTEES AUSTRALIA
                         LIMITED AS TRUSTEE OF THE PUMA
                         GLOBAL TRUST NO. [ ]

By:.................................    By:.................................

Name:                                   Name:

Title:                                  Title:

By:.................................    By:.................................

Name:                                   Name:

Title:                                  Title: